UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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STR Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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May 10, 2018

Dear Stockholder:

It is my pleasure to invite you to STR Holdings, Inc.’s 2018 annual meeting of stockholders to be held on Tuesday, June 19, 2018 at 1:00 p.m., Eastern Time at our principal executive offices, located at 10 Water Street, Enfield, Connecticut 06082. Additional details regarding admission to the meeting and the business to be conducted are described in the Notice of Annual Meeting of Stockholders and Proxy Statement following this letter.

Consistent with prior years, as part of our ongoing commitment to reduce costs and modernize the way we communicate with our stockholders, we have chosen to provide access to our Proxy Statement and Annual Report over the Internet instead of mailing paper copies to our stockholders. This method saves paper and reduces our printing and mailing costs. Additionally, we believe that this e-proxy process expedites your receipt of our proxy materials. On or about May 10, 2018, we will mail to our stockholders of record as of April 23, 2018 (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice of Meeting and Important Notice Regarding the Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our 2017 Annual Report.

As always, the board of directors feels that it is important to provide you with information about STR Holdings, Inc. in a way that is easy to understand. We encourage you to access and review all the information contained in the proxy materials before voting.

Whether or not you plan to attend the meeting, your vote is very important to us. Prior to the meeting, you may vote your shares over the Internet, via a toll-free telephone number or by mail. Instructions on how to vote were contained in the notice, e-mail or proxy card you received. They can also be found in this proxy statement beginning on page 3.

Thank you for supporting STR Holdings, Inc. We look forward to seeing you at our annual meeting.

Sincerely,

Robert S. Yorgensen
Chairman, President and Chief Executive Officer

STR HOLDINGS, INC.

10 Water Street

Enfield, Connecticut 06082

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TIME	1:00 p.m., Eastern Time, Tuesday, June 19, 2018
PLACE	STR Holdings, Inc. 10 Water Street Enfield, Connecticut 06082
ITEMS OF BUSINESS	(1) To elect seven members of the board of directors, whose terms are described in the proxy statement;
(2) To amend the STR Holdings, Inc. 2009 Equity Incentive Plan to increase the number of shares of common stock subject to the plan from 4,133,333 shares to 9,133,333 shares;
(3) To ratify the appointment of UHY LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2018; and
(4) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
RECORD DATE	You are entitled to vote only if you were a stockholder of STR Holdings, Inc. (“STR,” the “Company” or “we”) as of the close of business on April 23, 2018 (the “Record Date”).
MEETING ADMISSION	You are entitled to attend the annual meeting only if you were a STR stockholder as of the close of business on the Record Date or hold a valid proxy for the annual meeting. If you are not a stockholder of record, but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement issued prior to the record date, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.
The annual meeting will begin promptly at 1:00 p.m., Eastern Time. Check-in will begin at 12:30 p.m. at STR Holdings, Inc. 10 Water Street, Enfield, Connecticut 06082, and you should allow ample time for the check-in process.
PROXY VOTING	It is important that your shares be represented and voted at the meeting. You may vote your shares by completing and returning the proxy card sent to you. You may also vote your shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You may revoke a proxy at any time prior to its exercise at the meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the annual meeting.

By Order of the Board of Directors

Robert S. Yorgensen Chairman, President and Chief Executive Officer

The Company’s proxy materials for the 2018 annual meeting of stockholders and its Annual Report on Form 10-K for the year ended December 31, 2017 are available on the Investor Relations section of our website at www.strsolar.com.

i

STR HOLDINGS, INC.

10 Water Street

Enfield, CT 06082

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

General Information

Why am I receiving these materials? This proxy statement is being furnished to the stockholders of STR Holdings, Inc., a Delaware corporation (“STR” or the “Company” or “we”), as part of the solicitation of proxies by its Board of Directors (the “Board”) from holders of its outstanding shares of common stock, par value $.01 per share, for use at the annual meeting of stockholders, which will take place on Tuesday, June 19, 2018. As a stockholder, you are invited to attend the annual meeting and you are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

What is included in the proxy materials? The proxy materials include our proxy statement for the annual meeting of stockholders and our 2017 Annual Report. Included in the 2017 Annual Report is our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the SEC on March 16, 2018, as amended by Form 10-K/A on April 27, 2018 (the “2017 Form 10-K”).

What information is contained in this proxy statement? The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and named executive officers, corporate governance and information about our Board, and certain other required information.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials? Consistent with last year, due to our commitment to reducing our costs and to save paper, we are utilizing the SEC “e-proxy” rule that allows companies to deliver their proxy materials over the Internet. On or about May 10, 2018, we will mail to our stockholders of record as of April 23, 2018 (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice of Meeting and Important Notice Regarding the Internet Availability of Proxy Materials (a “Notice of Internet Availability”) informing them that our proxy materials are available online and containing instructions on how to access our proxy materials, including our proxy statement and our 2017 Annual Report.

Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials? We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside the United States, with paper copies of the proxy materials instead of a Notice of Internet Availability. If you receive a paper copy of these materials by mail, the proxy materials also will include a proxy card or a voting instruction card for the annual meeting.

In addition, we are providing notice of the availability of proxy materials by e-mail to those stockholders who have previously elected the delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

How do I access the proxy materials over the Internet? Your Notice of Internet Availability, proxy card or voting instruction card will contain instructions on how to:

•	View our proxy materials for the annual meeting on the Internet; and

•	Instruct us to send our future proxy materials to you electronically by e-mail.

Our proxy materials are available on the Investor Relations section of our website at www.strsolar.com. Your Notice of Internet Availability, proxy card or voting instruction card will contain instructions on how you may request to access proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

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How may I obtain a paper copy of the proxy materials? Stockholders receiving a Notice of Internet Availability will find instructions about how to obtain a paper copy of the proxy materials. Stockholders receiving a notice of the availability of the proxy materials by e-mail will find instructions in the e-mail regarding how to obtain a paper copy of the proxy materials. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials? We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single set of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will promptly deliver a separate set of proxy materials to any stockholder at a shared address to which we delivered a single set of any of these documents. To receive a separate set of these proxy materials, stockholders may write, e-mail or call us at the following address:

Investor Relations

STR Holdings, Inc.

10 Water Street

Enfield, CT 06082

E-mail: investorinfo@strsolar.com

(860) 265-1420

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials? You may receive more than one notice, more than one e-mail or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails).

What items of business will be voted on at the annual meeting? The items of business scheduled to be voted on at the annual meeting are:

•	The election as directors: John A. Janitz, HuiYing (Julia) Ju, Andrew M. Leitch, Xin (Cindy) Lin, Robert S. Yorgensen, Ping (Daniel) Yu and Lenian (Charles) Zha (Proposal 1);

•	The amendment of the STR Holdings, Inc. 2009 Equity Incentive Plan to increase the number of shares of common stock subject to the plan from 4,133,333 shares to 9,133,333 shares (Proposal 2);

•	The ratification of the appointment of UHY LLP as STR’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 3); and

•	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board does not know of any matters other than those described in the Notice of Annual Meeting of Stockholders that are to come before the annual meeting.

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How does the Board of Directors recommend that I vote? Our Board recommends that you vote your shares (1) “FOR” each of the nominees to the Board; (2) “FOR” the amendment, of the STR Holdings, Inc. 2009 Equity Incentive Plan; (3) “FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Who may vote at the annual meeting? Each share of STR common stock has one vote on each matter. Only stockholders of record as of the close of business on April 23, 2018, the record date for the 2018 annual meeting of stockholders, are entitled to receive notice of, to attend, and to vote at the annual meeting. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. On the record date, we had 20,039,461 shares of common stock issued and 19,652,504 shares outstanding, held by 26 holders of record.

What is the difference between holding shares as a stockholder of record and as a beneficial owner? Most STR stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered, with respect to those shares, the stockholder of record, and the proxy materials were sent directly to you by STR. As the stockholder of record, you have the right to grant your voting proxy directly to STR or to vote in person at the annual meeting. You may also vote by mail, on the Internet or by telephone. Please follow the voting instructions on the Notice.

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name and the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee on how to vote your shares, and you are also invited to attend the annual meeting. Your broker, bank trustee or nominee then casts the vote with the Company after receiving instructions from you, the beneficial owner.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you first obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting.

How may I attend the annual meeting? You are entitled to attend the annual meeting only if you were an STR stockholder as of the record date or you hold a valid proxy for the annual meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement demonstrating ownership as of April 23, 2018, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

If you do not comply with the procedures outlined above, you may not be admitted to the annual meeting.

Please let us know if you plan to attend the annual meeting by indicating your plans when prompted if you vote by the Internet or telephone, or marking the appropriate box on the enclosed proxy card.

The meeting will begin promptly at 1:00 p.m., Eastern Time. Check-in will begin at 12:30 p.m. and you should allow ample time for the check-in procedures.

How may I vote my shares in person at the annual meeting? Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you first obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How may I vote my shares without attending the annual meeting? Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting.

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If you are a stockholder of record, you may vote by proxy by using one of the following methods:

•	By Internet: Stockholders who have received a Notice of Internet Availability by mail or e-mail may submit proxies over the Internet at www.proxyvote.com and by following the instructions on the notice or e-mail. Stockholders who have received a paper copy of the proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

•	By Telephone: Stockholders of record who live in the United States or Canada may submit their proxies by telephone by calling (1-800-690-6903) and following the instructions. Stockholders of record who have received a Notice of Internet Availability by mail or e-mail must have the control number that appears on their notice or e-mail available when voting.

•	By Mail: Complete, sign, date and mail your proxy card in the enclosed postage-prepaid envelope. Your proxy card must be received by Broadridge, STR’s mailing agent and tabulator, prior to the commencement of the annual meeting at 1:00 p.m. Eastern Time, on June 19, 2018, unless you attend the meeting, in which event you may deliver your proxy card, or vote by ballot, at the meeting. If you are voting by the Internet or by telephone, please do not return your proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the Internet, by telephone or by mail by following the voting instructions provided to you by your broker, bank, trustee or nominee.

What is the deadline for voting my shares? If you hold shares as the stockholder of record, or through the STR Holdings, Inc. 2010 Employee Stock Purchase Plan (the “ESPP”), your vote by proxy must be received before the polls close at the annual meeting. If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

May I change my vote? You may change your vote at any time prior to the taking of the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to STR’s Corporate Secretary at STR Holdings, Inc., 10 Water Street, Enfield, CT 06082, prior to your shares being voted, or (3) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously-granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

How many shares must be present or represented to conduct business at the annual meeting? The quorum requirement for holding the annual meeting and transacting business is that the holders of record of a majority of the voting power of the issued and outstanding shares of common stock of STR entitled to vote at the meeting must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

How may I vote on each of the proposals? In the election of directors, you may vote ”FOR” all or some of the nominees or your vote may be ”WITHHOLD” with respect to one or more of the nominees. For Proposal 2 and Proposal 3, you may vote ”FOR,” ”AGAINST” or ”ABSTAIN.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

What is a broker non-vote? A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. To the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.”

How are shares held by a broker or nominee voted? Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters but not on non-routine matters. Under rules that are applicable to brokers, one of the proposals before the annual meeting is deemed a “routine” matter, namely the ratification of the selection of an independent registered public accounting firm (Proposal No. 3), which means that if your shares are held in street name your bank, broker or other nominee can vote your shares on the proposal if you do not provide timely instructions for voting your shares. The election of directors (Proposal No. 1) and the amendment of the STR Holdings, Inc. 2009 Equity Incentive Plan (Proposal No. 2) are not considered “routine” matter. As a result, if you do not instruct your bank, broker or nominee how to vote with respect to this matter, your bank, broker or nominee may not vote on this proposal and a broker “non-vote” will occur. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted in all matters.

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What is the voting requirement to approve each of the proposals?

•	With respect to Proposal No. 1, the election of directors, under our Bylaws, we have adopted a “majority voting” standard for the election of directors. Under this standard, each of the seven nominees for election as a director shall be elected to the Board if the votes cast for each nominee’s election exceed the votes cast (which includes votes cast as “WITHHOLD”) against each nominee’s election; provided, however, that directors shall be elected by a plurality of the votes to be cast at any meeting of stockholders for which the election of the directors is “contested” by one or more stockholders, as specified in our Bylaws. Our Corporate Governance Guidelines describe the policies and procedures that the Board will follow if one or more nominee fails to receive the required vote in an uncontested director election. See “Corporate Governance—Director Elections.” Proxies’ marked “WITHHOLD” will be included in the tally of “votes cast” with respect to that nominee for purposes of our majority voting Bylaw. Accordingly, a vote to withhold authority for the election of any director nominee will have the same effect as a negative vote with respect to the nominee(s). Broker non-votes are not counted in the determination of votes cast, and, thus, do not have a direct effect on the outcome of voting for directors.

•	With respect to Proposal No. 2, to approve the amendment of the STR Holdings, Inc. 2009 Equity Incentive Plan, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be required to adopt the proposal. Abstentions will, therefore, have the same effect as negative votes. Broker non-votes will have no effect for the purpose of determining whether the proposal has been approved.

•	With respect to Proposal No. 3, to ratify the appointment of UHY LLP as our independent registered public accounting firm for the year ending December 31, 2018, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be required to ratify the proposal. Abstentions will, therefore, have the same effect as negative votes.

Is cumulative voting permitted for the election of directors? No. You may not cumulate your votes for the election of directors.

What happens if additional matters are presented at the annual meeting? Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Robert S. Yorgensen and Thomas D. Vitro, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Who will serve as inspector of elections? The inspector of elections will be a representative from an independent firm, Broadridge.

Who will bear the cost of soliciting votes for the annual meeting? STR will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. We have engaged Broadridge to assist us in the distribution of proxy materials described above for a service fee and the reimbursement of customary out-of-pocket disbursements.

Where can I find the voting results of the annual meeting? We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K filed not later than four (4) business days following the date of the annual meeting. We also plan to disclose the preliminary vote results and the final vote results on the Investor Relations section of our website not later than four (4) business days after the annual meeting.

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What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? If a stockholder intends to present any proposal for inclusion in the Company’s proxy statement in accordance with Rule 14a-8 promulgated under the Exchange Act for consideration at the Company’s 2019 annual meeting of stockholders, the proposal must be received by the Corporate Secretary by January 8, 2019 or if the date of the 2019 annual meeting has been changed by more than 30 days from the date of the 2018 annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

The Company’s Bylaws contain an advance notice of stockholder business and nominations requirement (Article II, Sections 9 and 10 of the Bylaws), which generally prescribes the procedures that a stockholder of the Company must follow if the stockholder intends, at an annual or special meeting of stockholders, to nominate a person for election to the Company’s board of directors or to propose other business to be considered by stockholders. These procedures include, among other things, that the stockholder give timely notice to the Corporate Secretary of the Company of the nomination or other proposed business, that the notice contain specified information, and that the stockholder comply with certain other requirements. Generally, in the case of an annual meeting of stockholders, a stockholder’s notice, in order to be timely, must be delivered in writing to the Corporate Secretary of the Company, at its principal executive office, not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the immediately preceding year’s annual meeting. As specified in the Bylaws, different notice deadlines apply in the case of a special meeting, or when the date of an annual meeting is more than 30 days prior to or delayed 60 days after the first anniversary of the preceding year’s meeting. If a stockholder’s nomination or proposal is not in compliance with the procedures set forth in the Bylaws, the Company may disregard such nomination or proposal.

Accordingly, if a stockholder of the Company intends, at the Company’s 2019 annual meeting of stockholders, to nominate a person for election to the Company’s board of directors or to propose other business, the stockholder must deliver a notice of such nomination or proposal to the Company’s Corporate Secretary not later than the close of business on March 14, 2019, and not earlier than the close of business on February 12, 2019, and comply with the requirements of the Bylaws.

Notices should be addressed in writing to:

STR Holdings, Inc.

Attn: Corporate Secretary

10 Water Street

Enfield, Connecticut 06082

In the event that we hold our 2019 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2018 annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Available Information

STR stockholders are invited to visit the “Corporate Governance” portion of our corporate website located at www.strsolar.com on the “Investor Relations” page under the link “Corporate Governance”. At this page, we have provided copies of the following documents:

•	Charter of the Audit Committee

•	Charter of the Compensation Committee

•	Charter of the Nominating and Corporate Governance Committee

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•	Charter of the Special Committee of Continuing Directors

•	Certificate of Incorporation

•	Bylaws

•	Corporate Governance Guidelines

•	Code of Business Conduct and Ethics

•	Code of Ethics for the CEO, CFO and Other Senior Officers

•	Regulation FD Policy

•	Related Person Transaction Policy

•	Complaint Procedures for Accounting and Auditing Matters

Information contained on any of the Company’s websites is not deemed to be a part of this proxy statement.

The Company is subject to the reporting requirements of the Exchange Act and files an Annual Report on Form 10-K with the SEC, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other required reports and information. Additional copies of the 2017 Annual Report on Form 10-K filed by the Company, including the financial statements and schedules, but without exhibits, will be mailed to any stockholder upon written request without charge. The exhibits are obtainable from the Company upon payment of the reasonable cost of copying such exhibits. Stockholders may request this information by phone at (860) 265-1420, by e-mail to investorinfo@strholdings.com, or by mail to Corporate Secretary, Investor Relations, STR Holdings, Inc., 10 Water Street, Enfield, CT 06082.

CORPORATE GOVERNANCE

Overview

STR is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for directors, officers and employees, known as the STR Code of Business Conduct and Ethics. We have also adopted Corporate Governance Guidelines, which in conjunction with our certificate of incorporation, Bylaws and board committee charters, form the framework for STR’s corporate governance. The STR Code of Business Conduct and Ethics and our Corporate Governance Guidelines are available at www.strsolar.com on the “Investor Relations” page under the link “Corporate Governance.” Any amendments to the STR Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.

As of April 3, 2017, we began trading on the OTCQB market. Prior to that time, we traded on the OTCQX market. Solely for purposes of complying with the rules and regulations of the SEC, we have made a determination with respect to certain corporate governance matters related to our directors under New York Stock Exchange (“NYSE”) standards. We are not subject to any rule or regulation of the NYSE.

Board Leadership Structure

The Company’s corporate governance documents provide our Board of Directors (the “Board”) with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including specific needs of the business and what is in the best interest of the Company’s stockholders.

Each of the standing committees of the Board is chaired by an independent director and comprised entirely of independent directors under NYSE rules. The Audit Committee is comprised of three directors, all of whom are independent in accordance with the NYSE and SEC rules applicable to Audit Committee members. The Board believes this structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

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Board Structure and Committee Composition

Composition. Our business and affairs are managed under the direction of our Board. Our Bylaws provide that our Board will consist of between three and fifteen directors. Our Board is currently composed of seven directors.

On August 11, 2014, the Company entered into a Stock Purchase Agreement (the “ Stock Purchase Agreement”) with Zhen Fa New Energy (U.S.) Co., Ltd., a Nevada corporation (“Zhenfa U.S.”), an affiliate of Zhenfa Energy Group Co., Ltd., a Chinese limited liability company (“Zhenfa”), pursuant to which Zhenfa U.S. acquired approximately 51% of our then outstanding shares of common stock (the “Transaction”) on December 15, 2014 (the “Closing Date”).

Subject in each case to all fiduciary duties of the Board, pursuant to the terms of the Stock Purchase Agreement, the Company and Zhenfa U.S. agreed that the Board will be comprised of: (i) up to four directors designated by Zhenfa U.S. and reasonably acceptable to the Board (the “Zhenfa Directors”), at least two of whom will be independent, (ii) one director who is also the President or Chief Executive Officer of the Company, and (iii) two directors who are independent directors of the Company as of the date of the Stock Purchase Agreement (including any successors to any such directors who take office after the Closing Date who are nominated, or proposed to the Nominating and Corporate Governance Committee for nomination, by the Special Committee of Continuing Directors) ("Continuing Directors”). Certain provisions of the Stock Purchase Agreement, including those provisions relating to the nomination and election of directors, ended upon our 2017 Annual Meeting of the Shareholders, which was held on December 5, 2017 (the “2017 Annual Meeting”).

The information provided below contains information regarding our directors service as a director, business experience, director positions held currently or at any time during the last five years, and information regarding involvement in certain legal or administrative proceedings, if applicable.

Each of our executive officers has been appointed by our Board and will serve until his or her successor is duly appointed and qualified.

Independence. As described above, we have made a determination of independence of our directors under NYSE standards, solely for purposes of complying with the rules and regulations of the SEC. We are not subject to the independence requirements, or any other rule or regulation of the NYSE. The NYSE listing standards define specific relationships that would disqualify a director from being independent and further require that for a director to qualify as “independent,” the board of directors must affirmatively determine that the director has no material relationship with the Company.

The Board, with the assistance of the Nominating and Corporate Governance Committee, conducted an evaluation of director independence, based primarily on a review of the responses of the directors and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships with the Company, including those relationships described under “Compensation Committee Interlocks and Insider Participation” and “Certain Relationships” of this proxy statement, and on discussions with the Board.

Our Board affirmatively determined that each of John A. Janitz, Andrew M. Leitch, Ping (Daniel) Yu and Lenian (Charles) Zha are independent directors, under the applicable rules of the NYSE. In addition, each of the current and former members of our Audit Committee listed below is also an independent director as such term is defined in Rule 10A-3(b)(1) under the Exchange Act.

Robert S. Yorgensen is not considered independent because he is an executive officer of the Company. HuiYing (Julia) Ju and Xin (Cindy) Lin are not considered independent because they are each affiliates of Zhenfa, the Company’s largest stockholder.

Lead Director. Mr. Janitz has served as our Lead Director since January 13, 2015. The Lead Director performs the following roles and functions:

•	serving as a member of the Nominating and Corporate Governance Committee;

•	serving as Chair of the Board’s executive sessions of independent directors;

•	overseeing the Board’s annual self-evaluation;

•	consulting with each committee with respect to its annual evaluations;

•	providing counsel to the Chairman, President and CEO, including provision of appropriate feedback regarding effectiveness of Board meetings, and otherwise as needed or requested; and

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•	such other responsibilities as the Board delegates from time to time.

Director Qualification Standards. Subject to the terms and conditions regarding the nomination of directors set forth in the Stock Purchase Agreement, the Board is responsible for selecting its own members and in recommending them for election by the stockholders. Stockholders may also nominate directors in accordance with the Company’s Bylaws. The Board delegates the screening process involved in selecting and recommending directors to the Nominating and Corporate Governance Committee, which considers candidates in light of the Company’s obligations under the Purchase Agreement and qualification standards and Board diversity objectives discussed below. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from the committee, directors or members of management. Stockholders may submit recommendations by providing the person’s name, appropriate background and biographical information in writing to the Company’s Corporate Secretary at 10 Water Street, Enfield, Connecticut 06082.

The Board delegates the screening process involved to the Nominating and Corporate Governance Committee, which considers candidates to fill newly created directorships or vacancies on the Board, and then consults with the Chairman, President and CEO, after which it provides recommendations to the full Board. These recommendations are reviewed and approved by the full Board before an invitation is extended to the candidate.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate criterion that directors are required to fulfill, including the specific experience, qualifications, attributes and skills in light of the Company’s business and structure. The Board seeks directors with diverse business and relevant professional backgrounds, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially, and such other skills and experience that will enhance the Board’s ability to serve the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee also may consider the extent to which the candidate would fill a present need on the Board.

Board Diversity. The Board seeks a diverse group of candidates who possess the background, skills, expertise and time to make a significant contribution to the Board, the Company and its stockholders. The Nominating and Corporate Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees including size and qualifications for membership. The Nominating and Corporate Governance Committee evaluates prospective nominees against the standards and qualifications set forth in the Company’s Corporate Governance Guidelines, as well as other relevant factors as it deems appropriate, including: the need for the Board, as a whole, to be diverse and consist of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which the candidate would fill a present need on the Board.

Director Elections. In accordance with the Company’s Bylaws, if none of our stockholders provides the Company notice of an intention to nominate one or more candidates to compete with the Board’s nominees in an election for directors, or if our stockholders have withdrawn all such nominations not later than the day before the Company mails its notice of meeting to our stockholders, a director election is not “contested” and a majority voting standard applies, whereby a nominee must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. For purposes of this policy, the term “votes cast” includes votes to withhold authority and excludes abstentions with respect to that director’s election. The policies of the Company, as set forth in its Corporate Governance Guidelines, with respect to a failure to receive the required vote in an uncontested election are as follows:

•	The Board shall nominate for election, or re-election, as director only candidates who agree to tender, promptly following the meeting at which they are elected, or re-elected, as director, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next meeting at which they face re-election and (ii) Board acceptance of such resignation.

•	In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors described above.

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•	If an incumbent director fails to receive the required vote for re-election, the Nominating and Corporate Governance Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any direction regarding that resignation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation, including the director’s qualifications, the director’s past and expected future considerations to the Company, the overall composition of the Board and whether accepting the tender resignation would cause the Company to fail to meet any applicable rule or regulation (including securities exchange listing requirements and federal securities laws). The Board will act on the tender resignation, and publicly disclose its decision and rationale, within 90 days following certification of the stockholder vote, in a press release and through the filing of a Form 8-K with the SEC.

•	If no directors receive the requisite vote in an uncontested election, the incumbent Board will nominate a new slate of director candidates and hold a special meeting for the purpose of electing those nominees within 180 days after the certification of the stockholder vote, unless the incumbent directors determine that holding such election is not in the best interests of the Company and its stockholders. If such a special meeting is held in accordance with the preceding sentence, the incumbent directors shall resign with their resignations to be effective at the time that new directors are elected and qualified.

The foregoing policies are subject to change if the directors believe changes to the policy are in the best interests of the Company and its stockholders.

Communications with Directors. Interested persons may communicate directly with any director, the independent directors as a group or the Board as a whole by sending such communication by fax, telephone or regular mail to the Company, attention Corporate Secretary, who will forward the communication to the intended recipient. Communications may also be sent via electronic mail to the following e-mail address: STR.Board@strholdings.com, which is accessible via a link at the Company’s corporate website. Such communications may also be forwarded to them by mail in a sealed envelope addressed to an individual director, the non-management directors or the Board c/o the Company’s Corporate Secretary. The Corporate Secretary will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-employee directors, to the Chair of the Nominating and Corporate Governance Committee, who will report thereon to the non-employee directors.

Selection of Chairman and CEO. The Board will determine whether the positions of Chairman and CEO should be held by the same person based on what it reasonably determines to be in the Company’s best interests at a given point in time. Therefore, the Board does not have a policy on whether or not the role of the Chairman and CEO should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Effective December 15, 2014, our President and CEO, Robert S. Yorgensen, was appointed Chairman.

Committees of the Board. Our Board has the authority to appoint committees to perform certain management and administration functions. Our Board currently has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Special Committee of Continuing Directors. Each Board committee operates pursuant to a written charter. Copies of the committee charters are available on the Investor Relations section of STR’s website at www.strsolar.com on the “Corporate Governance” page, under the respective committee charter links.

The following table shows the membership of these committees as of the date of this Proxy Statement:

Name	Audit	Compensation	Nominating and Corporate Governance	Special Committee of Continuing Directors (1)
Robert S. Yorgensen
John Janitz	X	X, Chair	X, Chair	X
HuiYing (Julia) Ju
Andrew M. Leitch	X, Chair	X	X	X
Xin (Cindy) Lin
Ping (Daniel) Yu	X	X
Lenian (Charles) Zha			X

____________________________

(1)	There is no chair of the Special Committee of Continuing Directors.

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Audit Committee. Our Audit Committee currently consists of Messrs. Leitch, Janitz and Yu, with Mr. Leitch serving as Chair of the Audit Committee. Our former directors, Dr. Gokalp Bayramoglu and Haiyang Yuan each, served as a member of the Audit Committee until their resignation from the Board effective January 9, 2017 and March 4, 2017, respectively. Mr. Janitz was appointed to fill a vacancy on the Audit Committee on March 16, 2017. Mr. Yu was appointed to the Audit Committee on May 22, 2017. The Audit Committee has responsibility for, among other things:

•	overseeing management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures;

•	overseeing management’s establishment and maintenance of processes to assure our compliance with applicable laws, regulations and corporate policy;

•	engaging independent counsel and other advisers as the Audit Committee deems necessary;

•	reviewing our annual and quarterly financial statements prior to their filing and prior to the release of earnings;

•	reviewing and assessing the adequacy of a formal written charter on an annual basis;

•	preparing the Audit Committee report required by SEC rules to be included in our annual report;

•	reviewing and approving all related person transactions, other than transactions with Zhenfa, for potential conflict of interest situations on an ongoing basis;

•	appointing, evaluating, compensating, overseeing the work of, and if appropriate, terminating the appointment of the independent auditor, and approving, in advance, any non-audit services proposed to be performed by the independent accountants and the effects of such services; and

•	handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.

Our Board affirmatively determined that Messrs. Leitch, Janitz and Yu meet the definition of “independent directors” for purposes of serving on an Audit Committee under applicable SEC and NYSE rules. In addition, our Board has determined that each member of our Audit Committee is financially literate and Mr. Leitch qualifies as our “Audit Committee financial expert.” Mr. Leitch currently serves on the Audit Committee of three public companies (including us).

Compensation Committee. Our Compensation Committee currently consists of Messrs. Janitz, Leitch and Yu, with Mr. Janitz serving as the Chair of the Compensation Committee Dr. Bayramoglu served as a member of the Compensation Committee until his resignation from the Board effective January 9, 2017. Mr. Leitch was appointed to fill the vacancy on the Compensation Committee on July 12, 2016. Mr. Yu was appointed to the Compensation Committee on December 5, 2017. The Compensation Committee has responsibility for, among other things:

•	establishing and reviewing the objectives of the Company’s management compensation programs and its basic compensation policies;

•	reviewing and approving the engagement of compensation consultants to provide advice on executive or director compensation and review the nature of other services provided;

•	recommending to our Board for consideration the compensation and benefits of our executive officers and key employees;

•	administering our stock and other incentive compensation plans and programs and preparing recommendations and periodic reports to the Board concerning these matters;

•	recommending to our Board with respect to the frequency of say-on-pay;

•	reviewing risks relating to the Company’s compensation policies and practices;

•	preparing recommendations and periodic reports to the Board as appropriate; and

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•	handling such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee currently consists of Messrs. Janitz, Leitch and Zha, with Mr. Janitz serving as the Chair of the Nominating and Corporate Governance Committee. Dr. Bayramoglu and Mr. Yuan each served as a member of the Compensation Committee until their resignation from the Board effective January 9, 2017 and March 4, 2017, respectively. The Nominating and Corporate Governance Committee has responsibility for, among other things:

•	recommending persons to be selected by our Board as nominees for election as directors and to fill any vacancies on the Board;

•	reviewing annually Board composition, including independence, judgment, business specialization, technical skills, diversity and other desired qualities;

•	considering and recommending to our Board qualifications for the position of director and policies concerning the composition of the Board;

•	monitoring our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance;

•	considering and recommending to our Board other actions relating to corporate governance; and

•	handling such other matters that are specifically delegated to the Nominating and Corporate Governance Committee by our Board from time to time.

Special Committee of Continuing Directors. Our Special Committee of Continuing Directors currently consists of Messrs. Janitz and Leitch. The term of the Special Committee of Continuing Directors was previously extended by the Board at our 2017 annual meeting of stockholders, and the term will continue for one year following the date thereof, unless otherwise extended by the affirmative action of the Board. During the term of the Special Committee of Continuing Directors, for so long as Zhenfa remains the beneficial owner of at least 20% of the outstanding shares of common stock of the Company, the Special Committee of Continuing Directors shall have responsibility for, among other things:

•	reviewing and evaluating compliance by Zhenfa U.S. and any other person that is an affiliate or related party of Zhenfa or Zhenfa U.S. other than a person that would be deemed an affiliate or related party of Zhenfa U.S. or Zhenfa solely as a result of Zhenfa U.S. or Zhenfa’s direct or indirect control of the Company or any of its subsidiaries (collectively, the “Zhenfa Related Parties”) with the terms and conditions of any transaction(s), arrangement(s) or contract(s) between the Company (or any of its subsidiaries) and any Zhenfa Related Party (such transaction(s), arrangement(s) or contract(s), whether previously existing or arising in the future, the “Zhenfa Agreements”);;

•	review, evaluate and approve, on behalf of the Company (or any of its subsidiaries), any proposed Zhenfa Agreement, and to take all other actions required or permitted under the terms of the Zhenfa Agreements with respect to the interests and rights of the Company (or any of its subsidiaries);

•	review, evaluate and approve, on behalf of the Company (or any of its subsidiaries), the enforcement, waiver, modification or termination of any of the terms and conditions of the Zhenfa Agreements; and

•	to authorize, by and on behalf of the Company, the taking of any action or the execution and delivery of any documents in connection with any of the foregoing.

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Director Attendance. In 2017, the full Board met fifteen times; the Audit Committee met seven times, the Compensation Committee met five times, and the Nominating and Corporate Governance committee met six times. Directors are strongly encouraged, but not required, to attend the annual meeting of stockholders. At our 2017 annual meeting of stockholders, all directors serving at the time were present, in person or by telephone. All of the directors attended at least 75% of the total of all the meetings of the Board and Board committees on which he or she served during fiscal year 2017.

Board’s Role in Risk Oversight

Our Board has discussions with the Company’s management to understand opportunities and threats to the Company’s objectives and long-term vitality. Such discussions entail a detailed review of the current business environment, financial results and the overall competitive landscape. The Board also discusses with management, the Company’s policies and procedures regarding risk assessment, risk appetite and overall risk management. The Board also discusses the processes management has established to monitor, manage and communicate such exposures.

Risk management is an integral part of Board and committee deliberations throughout the year. As a part of its oversight function, the Board monitors how management manages the Company including its enterprise risk management program. When making any decisions and approving strategies, the Board considers, among other things, the risks and vulnerabilities the Company faces, including operational and regulatory risks, their relative magnitude and management’s plan for mitigating these risks. The Audit Committee considers risk issues associated with the Company’s overall financial reporting, disclosure process and legal compliance. In addition to its regularly-scheduled meetings, the Audit Committee meets with the Vice President, Chief Financial Officer and Chief Accounting Officer and the independent registered public accounting firm in executive sessions at least quarterly. The Nominating and Corporate Governance Committee discusses legal compliance risks and issues at its regularly-scheduled meetings and may meet with outside counsel and officers of the Company from time to time, including during such meetings. The Compensation Committee oversees our compensation programs to mitigate individuals taking unreasonable risks that could result in having a materially adverse effect on the Company and its stockholders. The Board reviews the primary operational and regulatory risks facing the Company, their relative magnitude and management’s plan for mitigating these risks. In addition, the Board discusses risks related to the Company’s business strategy at periodic strategic planning meetings and at other meetings, as appropriate.

We determined our current Board leadership structure is appropriate and helps ensure proper risk oversight for the Company. Currently, our Chairman and CEO positions are combined. Robert S. Yorgensen, our current President and CEO serves as our Chairman. His prior experience with the Company’s operations and continued service on the Board makes him best positioned to lead productive board meetings and determine the time allocated to each agenda item during discussions of the Company’s short- and long-term objectives.

DIRECTOR COMPENSATION

It is STR’s policy to set the compensation of directors for their service on the Board and its committees (which may include equity awards under the STR Holdings, Inc. 2009 Equity Incentive Plan) in a manner that is designed to attract, retain and motivate highly-qualified candidates for director, and to be broadly comparable with those companies which STR considers to be its peers in the industries in which it operates. Directors who are also employees of STR or affiliates of Zhenfa do not receive any compensation for their service as directors of STR. Director compensation, including compensation for committee service, is reviewed annually by the Compensation Committee, which makes such recommendations to the Board with respect thereto as it deems appropriate.

Retainer and Meeting Fees

In 2017, compensation for all independent directors of the Company was as follows:

•	a base annual retainer of $31,500 to be payable 50% in shares of the Company’s common stock and 50% payable in cash, issued quarterly, in arrears, which shares vest immediately upon issuance and are pro-rated for any partial quarter;

•	shares of the Company’s common stock having a fair market value of $27,000; issued annually following the Company’s annual meeting of stockholders and which vest upon the earlier of the first anniversary of the date of issuance or the day before the date of the next annual meeting of stockholders, assuming continued service by such director, pro-rated for any partial quarter;

•	an annual payment of $25,000 in cash to the chair of the Audit Committee of the Board; $12,500 in cash to the Chair of each of the Compensation Committee of the Board and Nominating and Corporate Governance Committee of the Board; and $10,000 to each member of the Special Committee of Continuing Directors, each payable quarterly in arrears and pro-rated for any partial quarter; and

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•	a fee of $1,200 in cash for each meeting of the Board and any committee thereof attended (up to eight Board meetings and eight meetings of each committee per year).

The Company also reimburses all directors for reasonable expenses incurred to attend meetings of our Board or committees.

Pledging and Hedging Shares Policy

The Company prohibits directors from entering into hedging transactions related to the Company’s common stock. In addition, directors may not pledge the Company’s securities in connection with a loan unless an exception is granted to a person who clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. The Company has not previously granted an exception to this prohibition to any of its directors nor does it expect to in the future.

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Director Compensation Table

The following table sets forth all director compensation information for the year ended December 31, 2017.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total Compensation ($)
Dr. Gokalp D. Bayramoglu (3)	—	394	394
John A. Janitz	61,400	42,750	104,150
HuiYing (Julia) Ju	—	—	—
Andrew M. Leitch	61,400	42,750	104,150
Xi (Cindy) Lin	—	—	—
Robert Yorgensen	—	—	—
Ping (Daniel) Yu (4)	8,400	52,266	60,666
Haiyang (Ocean) Yuan (5)	2,400	2,756	5,156
Lenian (Charles) Zha (6)	7,200	57,584	64,784

(1)	Represents the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718 as of the grant date. The grant date fair value for the stock awards granted to each of the non-employee directors (other than directors affiliated with Zhenfa) in 2017 is set forth in footnote 2 below. The assumptions used to calculate the amount recognized for these restricted stock awards set forth in Note 17 to the Company’s audited financial statements, which are included in our 2017 Form 10-K. For purposes of the table above, the effects of estimated forfeitures are excluded.

(2)	The number of shares issued and their grant date fair values were as follows: Dr. Bayramoglu, 1,875 shares at $0.21 per share on the date of issuance; Mr. Janitz, 18,750 shares, 19,688 shares, 19,688 shares, 96,429 shares and 16,406 shares at $0.21, $0.20, $0.20, $0.28 and $0.24 per share on the date of issuance, respectively; Mr. Leitch, 18,750 shares, 19,688 shares, 19,688 shares, 96,429 shares and 16,406 shares at $0.21, $0.20, $0.20, $0.28 and $0.24 per share on the date of issuance, respectively; Mr. Yu, 70,450 shares, 12,981 shares, 19,688 shares, 96,429 shares and 16,406 shares at $0.21, $0.20, $0.20, $0.28 and $0.24 per share on the date of issuance, respectively; Mr. Yuan, 13,125 shares at $0.21 per share on the date of issuance; Mr. Zha, 91,356 shares, 3,333 shares, 19,688 shares, 19,688 shares, 96,429 shares and 16,406 shares at $0.20, $0.21, $0.20, $0.20, $0.28 and $0.24 per share on the date of issuance, respectively.

(3)	Dr. Bayramoglu resigned effective January 9, 2017. His unvested restricted stock awards were cancelled as of this date.

(4)	Mr. Yu was appointed to the Board effective May 2, 2017.

(5)	Mr. Yuan resigned effective March 4, 2017. His unvested restricted stock awards were cancelled as of this date.

(6)	Mr. Zha was appointed to the Board effective March 16, 2017.

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PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

STR’s directors are elected each year by the stockholders at the annual meeting. On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the seven directors named below for election as directors this year. Each director’s term will last until the 2019 Annual Meeting or until the earlier of his or her resignation or removal.

Information about the Nominees for Election to the Board

The following information is furnished with respect to each nominee for election as a director. All of the nominees currently are serving as directors. If a nominee is unavailable to serve as a director, your proxies may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected at the annual meeting. Each nominee has consented to serving as director if elected. The ages of the nominees are as of April 23, 2018.

The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The biographies of each of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company for the next 12 months.

Robert S. Yorgensen, 54, has been our Chairman since December 2014 and our President and Chief Executive Officer and a director of our board since January 2012. Prior to becoming our CEO, Mr. Yorgensen was the Vice President of STR and President of our Solar division since 2007 and has been employed with us for 32 years. Mr. Yorgensen has held a variety of positions with us, including Extruded Products Manager and Senior Technical Specialist of Materials RD&E and Specialty Manufacturing, Technical Specialist of Materials RD&E and Specialty Manufacturing and Project Leader of Development Engineering and Specialty Manufacturing. He holds a Bachelor of Technology, Mechanical Engineering degree from the University of Connecticut and an A.S. from Hartford State Technical College.

Mr. Yorgensen was selected to serve on our Board in light of his substantial experience as President of STR Solar and his 32 year tenure with STR where he has made significant contributions to our research and development, process engineering, business development efforts and led our growth in the solar market.

John A. Janitz, 75, has served on our Board since June 2007. Mr. Janitz is Chairman and Co-founding partner at Evergreen Capital Partners, a financial advisor and investment manager. In this role he also serves as a senior advisor to the private equity firm The Gores Group, where he sources investment opportunities and advises on strategy, technology, manufacturing and operational matters in the industrial sector. Prior to forming Evergreen Capital Partners, Mr. Janitz served as Co-Managing Principal for Questor Partners Funds, a private equity turnaround fund. Mr. Janitz previously served as Chairman - Global Industrial Partners at Credit Suisse, as a member of the Board, President and Chief Operating Officer of NYSE-listed Textron, Inc., as President of Gulf & Western Manufacturing Co., and as Executive Vice President of global automotive technology company TRW Inc. He began his career at Ford Motor Company.

Mr. Janitz is a Continuing Director. His significant financial, investment and operating experience, as well as his membership on public and private boards, allows him to contribute strong leadership to the Board and insights into strategic, capital and operational matters.

HuiYing (Julia) Ju, 51, has served on our Board since March 2016. Ms. Ju has been the General Manager of the International Department of Zhenfa since February 2014, where she is responsible for the development of the international market for Zhenfa, and its affiliates, primarily focused on project development and engineering, procurement and construction services for utility-scale solar farms. In addition, since September 2015, Ms. Ju has served as the Chief Executive Officer and Director of Zhenfa New Energy Pakistan (Pvt) Ltd., an affiliate of Zhenfa, where she is responsible for the development of a 100 megawatt solar project in Pakistan. From May 2004 through December 2013, Ms. Ju served as the Chairman and General Manager of Zhangjiagang SEG PV Co., Ltd., a company engaged in the manufacturing and sale of solar modules. Ms. Ju also served as Sales Manager of WuXi Suntech Power Co., Ltd. from October 2002 through March 2004, and as the Customer Service Manager of German Barmag Machinery Co., Ltd. from April 2000 through October 2002.

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Ms. Ju is a Zhenfa Director. Her association with our largest stockholder and her extensive international business and management experience in the solar manufacturing field and knowledge of China brings valuable perspectives to the Board.

Andrew M. Leitch, 74, has served on our Board since our initial public offering in November 2009. Mr. Leitch was a senior partner with Deloitte & Touche LLP for over 27 years, last serving as the Vice Chairman of the Management Committee, Hong Kong from September 1997 through his retirement in March 2000. Mr. Leitch has served as a director, chairman of the board, chairman of the nominating and governance committee, and member of the audit committee and compensation committees of Blackbaud Inc., and as a director and chairman of the audit committee of Cardium Therapeutics Inc. since February 2004 and August 2007, respectively. Mr. Leitch served as director and chairman of the audit committee of Aldila, Inc. from May 2004 through February 2010 and a director of L&L Energy Inc. from February 2011 through August 2011. Mr. Leitch also serves as a director of various private companies. He is a Certified Public Accountant in the state of New York, and a Chartered Accountant in Ontario, Canada.

Mr. Leitch is a Continuing Director. Mr. Leitch has extensive experience as a director of various public and private companies, serving as the chairman of certain boards and audit committees and as a member of certain compensation committees and governance committees, and has extensive understanding of U.S. and international financial accounting principles, systems of internal control and corporate governance principles.

Xin (Cindy) Lin, 46, became one of our directors effective upon the closing of the Transaction on December 15, 2014. Ms. Lin is currently President of Zhen Fa New Energy (U.S.) Co., Ltd., having served in this capacity since April 2013, and is responsible for leading Zhenfa's activities in the U.S., including investment and acquisitions. Ms. Lin has also worked at Medtronic IT since August 2001, where she currently serves as senior principal IT developer, with a primary focus in business intelligence, data management and data analytics. In 2006, Ms. Lin founded L&B International LLC, a consulting firm focusing on providing consulting services in the area of renewable energy development, and is currently its President. Ms. Lin previously worked at the Bank of China in Beijing, China, where she was responsible for international trade settlement and financial instruments for export and import companies.

Ms. Lin is a Zhenfa Director. Her association with Zhenfa and her extensive experience in the solar industry, knowledge of China, prior general management experience and her significant international business expertise brings valuable perspectives to the Board.

Ping (Daniel) Yu, 54, has served on our Board since May 2017. Dr. Yu currently serves as Chief Executive Officer of UDA Education Consulting Group, based in New York and Shanghai, and as Business Representative and Advisor to China Capital Investment Group. Dr. Yu specializes in Sino-US business, education and NGO cooperation, and was previously China Country Director for the American Bar Association Rule of Law Initiative and a Senior Fellow at New York University School of Law. Dr. Yu graduated from East China University of Political Science and Law in 1984 (B.A., Law) and Fudan University (graduate diploma) in 1987, and received his (Ph.D.) at the University of Washington (Seattle) School of Law. Dr. Yu has taught at Fudan University and New York University, and has also been a director for a number of private companies during his career.

Dr. Yu is an independent Zhenfa Director. Dr. Yu’s extensive experience in American and Chinese partner relationships, as well his legal background, brings valuable perspectives to the Board.

Lenian (Charles) Zha, 55, has served on our board since March 2017. Mr. Zha has served in various positions with Cisco Systems, Inc. (“Cisco”), an information technology products and services provider, since 2000, most recently as a Program Manager, where he manages Cisco Services Compliance. Prior to that, Mr. Zha served as a Business Operations Manager, where he managed business intelligence programs and focused on long-term planning, sales opportunities, revenue/cost and risk analysis and product lifecycle management. Since September 2002, Mr. Zha has also served as the owner and Chief Executive Officer of BiLink, Inc., a provider of business consulting services. Mr. Zha received his Master of Science in Electrical Engineering from the Rose-Hulman Institute of Technology in 1992.

Mr. Zha is an independent Zhenfa Director. Mr. Zha’s extensive engineering and project management experience brings valuable perspectives to the Board.

Recommendation

Our Board recommends a vote “FOR” the seven nominees for the Board of Directors.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the years ended December 31, 2017 and 2016 earned by or paid to our named executive officers during 2017.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(3)	Total ($)
Robert S. Yorgensen	2017	475,000	50,000	40,645	565,645
Chairman, President and CEO	2016	475,000	—	36,002	511,002

Thomas D. Vitro	2017	215,000	15,000	118,989	338,989
Vice President, Chief Financial	2016	215,000	44,163	4,431	263,594
Officer and Chief Accounting Officer

____________________________

(1)	Represents cash payments under the Company’s Management Incentive Plan (“MIP”). Bonuses paid under the 2017 MIP and 2016 MIP were based on a combination of corporate financial and non-financial goals.

(2)	Represents cash payments under the Company’s Retention Bonus Agreement with Mr. Vitro. For more information regarding this agreement, see “Retention Bonus Agreement”.

(3)	The amounts reported in this column represent 401(k) and profit sharing contributions to eligible employees, a retention bonus paid to Mr. Vitro, our Section 125 cafeteria plan, term life insurance, disability insurance, long-term care insurance and other personal benefits. The amounts included in that column are included in the table below.

Name	Year	401(k) Match(a)	Retention Bonus Agreement ($) (b)	Section 125 Plan(c)	Term Life Insurance(d)	Disability Insurance(d)	Long-Term Care Insurance(d)
Robert S. Yorgensen	2017	$6,625	—	$32,250	$795	$468	$507
	2016	$6,625	—	$27,607	$795	$468	$507

Thomas D. Vitro	2017	$5,375	$100,000	$1,861	$778	$468	$507
	2016	$620	—	$2,058	$778	$468	$507

____________________________

(a)	Reflects amounts of contributions paid to such executive under 401(k) matching plan for eligible employees.

(b)	Represents cash payments under the Company’s Retention Bonus Agreement with Mr. Vitro. For more information regarding this agreement, see “Retention Bonus Agreement”.

(c)	We maintain a Section 125 cafeteria plan that allows our employees to set aside pre-tax dollars to pay for certain benefits. This amount represents payments made by us on the employee’s behalf towards a Section 125 cafeteria benefits plan.

(d)	Represents premiums paid by us for applicable insurance policies.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to outstanding equity awards of our named executive officers as of December 31, 2017.

	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Robert S. Yorgensen	437,778	218,889	1.52	2/6/2025
Thomas D. Vitro	—	—	—	—

____________________________

(1)	The options vest one-third on each of the anniversaries of the date of grant, which was February 5, 2015.

Pension Benefits

In the year ended December 31, 2017, our named executive officers received no pension benefits and had no accumulated pension benefits.

Nonqualified Deferred Compensation

We had no deferred compensation arrangements with our named executive officers as of December 31, 2017.

Employment Agreements

We entered into an employment agreement with Mr. Yorgensen, effective January 1, 2012, in connection with his appointment as the Company’s President and Chief Executive Officer. Pursuant to the agreement, his annual base salary is $475,000 subject to annual discretionary increases, and he is eligible to participate in the Company’s (i) management incentive plan with an annual performance bonus target of at least 80% of his annual base salary and (ii) long-term incentive plan awards, in each case based upon performance goals set by our Board for a particular fiscal year.

We entered into an employment offer letter (the “Offer Letter”) with Mr. Vitro, dated December 1, 2015. The Offer Letter provides for an initial base salary for Mr. Vitro of $215,000. Under the terms of the Offer Letter, Mr. Vitro is eligible to receive an annual performance bonus pursuant to the Company’s management incentive plan, with a target bonus amount of at least 45% of his annual base salary, and he is generally entitled to participate in benefit plans and programs, if any, on the same terms as other similarly situated employees. Under the terms of the Offer Letter, Mr. Vitro is entitled to receive certain benefits upon termination of employment. If Mr. Vitro is terminated without “Cause” or if he terminates his employment for “Good Reason” (as such terms are defined in the Offer Letter), Mr. Vitro will be entitled to standard Company severance of one week of salary per year of service.

Severance Agreements

We entered into a severance agreement with Mr. Yorgensen, effective October 1, 2012 (the “Severance Agreement”). The Severance Agreement sets forth certain payments and benefits for Mr. Yorgensen in the event of the termination of his employment under various circumstances. The Severance Agreement will remain in effect until October 1, 2018 and will automatically renew for successive one year periods unless the Company or the executive provides notice of termination at least 90 days prior to October 1st of the preceding year. Notwithstanding the foregoing, the term of the Severance Agreement may not expire before a date that is 18 months after a Change of Control (as defined in the Severance Agreement) that occurs during the term of the Severance Agreement. To the extent applicable, the Severance Agreement supersedes and replaces the severance provisions set forth in Mr. Yorgensen’s employment agreement with the Company.

The Severance Agreement provides, among other things, that, if Mr. Yorgensen is terminated by the Company for any reason, he is entitled to his full base salary through the date of termination at the rate in effect immediately prior to such termination date, as well as all compensation and benefits due to the executive under the terms of the Company’s benefit plans, programs and arrangements in effect immediately prior to the termination date.

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If Mr. Yorgensen is terminated by the Company without “cause” (as such term is defined in the Severance Agreement) or if he terminates his employment with “good reason” (as such term is defined in the Severance Agreement), other than during a “change in control severance period” (as such term is defined in the Severance Agreement), he is entitled to receive the payments described above plus (i) the sum of 2.0 times his base salary; (ii) a pro rata portion of any bonus payment he would have been eligible to receive for the performance year during which the termination date occurs; (iii) up to 24 months of payments in the amount required for continuation of COBRA plans and other benefits; (iv) prepayment of all life insurance premiums for 24 months plus the transfer of ownership of all rights of ownership of such arrangements; (v) payments for reasonable outplacement services for up to 24 months; and (vi) the reimbursement of reasonable legal fees and expenses incurred by the executive in disputing in good faith issues relating to the termination of employment or obtaining or enforcing any benefit provided under the Severance Agreement.

If Mr. Yorgensen is terminated by the Company without cause or if he terminates his employment with good reason during a change in control severance period, he is entitled to (i) the sum of 2.0 times his base salary; (ii) his target bonus for the performance year during which the termination date occurs; and (iii) the continued COBRA benefits, life insurance benefits, and outplacement services for up to 24 months and legal fees described above. The change of control severance period is the period commencing 90 days prior to a change in control (as such term is defined in the Severance Agreement) and ending one year following a change in control.

Retention Bonus Agreement

On March 17, 2017, the Company entered into a Retention Bonus Agreement (the “Retention Bonus Agreement”) with Mr. Vitro, in recognition of the importance of his continued service to the Company as the Company undertook a review of its strategic direction. Under the terms of the Retention Bonus Agreement, if Mr. Vitro remains continuously employed by the Company through the periods (each, a “Retention Period” and collectively, the “Retention Periods”) commencing on March 17, 2017 and ending on each of December 31, 2017, June 30, 2018 and December 31, 2018 (each, an “Outside Date” and collectively, the “Outside Dates”), the Company will pay to Mr. Vitro an amount equal to $100,000, for the Retention Period ending on December 31, 2017, $50,000 for the Retention Period ending on June 30, 2018, and $50,000 for the Retention Period ending on December 31, 2018 (each, a “Retention Bonus” and collectively, the “Retention Bonuses”).

Mr. Vitro will earn the Retention Bonus for a Retention Period only if he is actively employed by the Company throughout such Retention Period, including on the Outside Date for such Retention Period; provided, however, that if Mr. Vitro’s employment with the Company is terminated by the Company without “cause” (as such term is defined in the Retention Bonus Agreement), or by Mr. Vitro for “good reason” (as such term is defined in the Retention Bonus Agreement), then Mr. Vitro will be entitled to receive the applicable Retention Bonus for the applicable Retention Period. If Mr. Vitro’s employment is terminated by the Company with Cause or by Mr. Vitro without Good Reason, Mr. Vitro will not receive a Retention Bonus for the Retention Period during which his employment was terminated, or for any subsequent Retention Period. The Retention Bonus will be paid in one lump sum cash payment within five (5) business days following the completion of the applicable Retention Period.

Mr. Vitro was continuously employed by the Company through the first Outside Date, December 31, 2017, and as such, pursuant to the terms of the Retention Bonus Agreement the Company paid Mr. Vitro a Retention Bonus of $100,000.

Non-Competition and Non-Solicitation

Mr. Yorgensen entered into non-competition and non-solicitation agreements with us. Pursuant to such agreements, Mr. Yorgensen agreed not to compete with us for twenty-four (24) months following his date of termination. In addition, Mr. Yorgensen may not solicit any of our employees during the term of his non-competition period. We have the option to extend Mr. Yorgensen’s non-competition and non-solicitation period for an additional year. If we extend the non-competition and non-solicitation period for Mr. Yorgensen, we must provide six months’ notice to him, pay him his annual base salary, payable over 12 months, and extend his participation in our health, life insurance, and retirement plans through the extended period.

Annual Incentive Awards

The Company’s Management Incentive Plan (“MIP”) provides our named executive officers, as well as other key managers, with performance based cash bonuses based on the achievement of a combination of financial and non-financial corporate goals that are established each year by the Board. Target payout levels are expressed as a percentage of base salary and are established for each participant. The target payout levels for Mr. Yorgensen and Mr. Vitro were 80% and 45% of their base salary, respectively.

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The financial goals under the 2017 MIP for our named executive officers were primarily focused on the achievement of sales, EBITDA and cash balance targets, as well as multiple non-financial goals. No payout was made for a financial target if the Company achieved an actual result equal to less than 80% of such financial target. Non-financial corporate goals included targets related to the expansion and development of the business.

Indemnification of Officers and Directors

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware General Corporation Law (“DGCL”). We have established directors’ and officers’ liability insurance that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances.

In addition, our certificate of incorporation provides our directors will not be liable for monetary damages for breach of fiduciary duty, except for liability relating to any breach of the director’s duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under Section 174 of the DGCL or any transaction from which the director derived an improper personal benefit.

In addition, prior to the completion of our initial public offering, we entered into indemnification agreements with each of our executive officers and directors. We also entered into indemnification agreements with each of our officers and directors that joined the Company after the initial public offering. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted under the DGCL.

There is no pending litigation or proceeding naming any of our directors or officers for which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or executive officer.

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PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT OF THE 2009 EQUITY INCENTIVE PLAN

The stockholders are being asked to consider and vote upon a proposal to amend the STR Holdings, Inc. 2009 Equity Incentive Plan, as amended (the “Plan). The Board established the Plan in 2009. The Plan was amended by our stockholders in 2013.

On February 20, 2018, upon recommendation by the Compensation Committee, the Board, voted to amend the Plan, subject to stockholder approval at the Annual Meeting, to increase the total number of shares authorized for issuance under the Plan by 5,000,000 shares. A copy of the Plan, as amended, is attached as Annex A to this Proxy Statement.

The Plan is the sole active plan for providing equity incentive compensation to eligible employees and non-employee directors. The Board believes that amending the Plan is in the best interest of stockholders and the Company, as equity awards granted under the Plan help to attract, motivate, and retain talented employees and non-employee directors, align employee and stockholder interests, link employee compensation with Company performance, and maintain a culture based on employee stock ownership. Equity is a significant component of total compensation for our senior level employees. As of April 23, 2018, 431,131 shares remained available for future grants of Awards under the Plan.

The Board is requesting that stockholders vote in favor of amending the Plan. Approval of the amendment requires the affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy and entitled to vote on the proposal. It is the intention of the persons named as proxy holders to vote to approve the amendment and restatement of the Plan. If our stockholders approve the amendment of the Plan, the Plan, as amended, will become effective as of February 20, 2018, the date on which the Board approved the Plan. If our stockholders do not approve the amendment of the Plan, the Plan will continue and remain as is, and we may continue to grant Awards under the Plan, as currently in effect, to the extent there are shares of common stock available for issuance under the Plan.

Summary Description of the Material Terms of the Plan

A summary description of the provisions of the Plan, as proposed to be amended is set forth below. This summary description is qualified in its entirety by the detailed provisions of the Plan, as proposed to be amended, which is incorporated by reference into this proposal and which is attached as Annex A to this Proxy Statement.

Purpose. The Plan provides for grants of stock options, stock appreciation rights, restricted stock, dividend equivalents and other equity-based awards. Directors, officers and other employees of us and our subsidiaries, as well as others performing consulting or advisory services for us, are eligible for grants under the Plan. The purpose of the Plan is to provide incentives that will attract, retain and motivate highly competent officers, directors, employees and consultants by providing them with appropriate incentives and rewards either through a proprietary interest in our long-term success or compensation based on their performance in fulfilling their personal responsibilities.

Administration.    The Plan provides for its administration by the Compensation Committee of our Board, any committee designated by our Board to administer the Plan or our Board. Among such committee's powers are to determine the form, amount and other terms and conditions of awards, clarify, construe or resolve any ambiguity in any provision of the Plan or any award agreement and adopt such rules, forms, instruments and guidelines for administering the Plan as it deems necessary or proper. All actions, interpretations and determinations by the committee or by our Board are final and binding.

Shares Available.    Upon approval of the amendment to the Plan by the stockholders, there will be an aggregate of 9,133,333 shares of our common stock subject to the Plan, subject to adjustments, of which 3,702,202 shares/options have previously been granted. In the event that any outstanding award expires, is forfeited, cancelled or otherwise terminated without consideration, shares of our common stock allocable to such award, including the unexercised portion of such award, shall again be available for the purposes of the Plan. If any award is exercised by tendering shares of our common stock to us, either as full or partial payment, in connection with the exercise of such award under the Plan or to satisfy our withholding obligation with respect to an award, only the number of shares of our common stock issued net of such shares tendered will be deemed delivered for purposes of determining the maximum number of shares of our common stock then available for delivery under the Plan.

Eligibility for Participation.    Members of our Board, as well as employees of, and consultants to, us or any of our subsidiaries and affiliates are eligible to participate in the Plan. The selection of participants is within the sole discretion of the committee.

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Types of Awards.    The Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options (collectively, “options”), stock appreciation rights, shares of restricted stock (“restricted stock”), rights to dividend equivalents and other equity-based awards (collectively, the “Awards”). The committee will, with regard to each Award, determine the terms and conditions of the Award, including the number of shares subject to the Award, the vesting terms of the Award, and the purchase price for the Award. Awards may be made in assumption of or in substitution for outstanding Awards previously granted by us or our affiliates, or a company acquired by us or with which we combine.

Award Agreement.    Awards granted under the Plan are evidenced by award agreements (which need not be identical) that may provide additional terms, conditions, restrictions and/or limitations covering the grant of the Award, including, without limitation, terms providing for the acceleration of exercisability or vesting of awards in the event of a change of control or conditions regarding the participant's employment, as determined by the committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such award agreement, the provisions of the Plan shall prevail.

Options.    Options granted under the Plan will enable the holder to purchase a number of shares of our common stock on set terms. Options are designated as either a nonqualified stock option or an incentive stock option. An option granted as an incentive stock option shall, to the extent it fails to qualify as an incentive stock option, be treated as a nonqualified option. None of us, including any of our affiliates or the committee, shall be liable to any participant or to any other person if it is determined that an option intended to be an incentive stock option does not qualify as an incentive stock option. Each option shall be subject to terms and conditions, including exercise price, vesting and conditions and timing of exercise, consistent with the Plan and as the committee may impose from time to time.

The exercise price of an option granted under the Plan may not be less than 100% of the fair market value of a share of our common stock on the date of grant, provided the exercise price of an incentive stock option granted to a person holding greater than 10% of our voting power may not be less than 110% of such fair market value on such date. The committee will determine the term of each option at the time of grant in its discretion; however, the term may not exceed ten years (or, in the case of an incentive stock option granted to a more than ten percent stockholder, five years).

Stock Appreciation Rights.    A stock appreciation right entitles the holder to receive, upon its exercise, the excess of the fair market value of a specified number of shares of our common stock on the date of exercise over the grant price of the stock appreciation right. The payment of the value may be in the form of cash, shares of our common stock, other property or any combination thereof, as the committee determines in its sole discretion. Stock appreciation rights may be granted alone or in tandem with any option at the same time such option is granted (a “tandem SAR”). A tandem SAR is only exercisable to the extent that the related option is exercisable and expires no later than the expiration of the related option. Upon the exercise of all or a portion of a tandem SAR, a participant is required to forfeit the right to purchase an equivalent portion of the related option (and vice versa). Subject to the terms of the Plan and any applicable award agreement, the grant price (which shall not be less than 100% of the fair market value of a share of our common stock on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any stock appreciation right shall be determined by the committee. The committee may impose such other conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Restricted Stock.    The committee may, in its discretion, grant Awards of restricted stock. Restricted stock may be subject to such terms and conditions, including vesting, as the committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares of our common stock. The committee shall require the participant to deliver a duly signed stock power, endorsed in blank, relating to shares of our common stock covered by such an award. The committee shall also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. Unless otherwise determined by the committee and set forth in the award agreement, a participant holding restricted stock will have the right to vote and receive dividends with respect to such restricted stock.

Dividend Equivalents.    The committee may grant dividend equivalents based on the dividends declared on shares that are subject to any Award. The grant of dividend equivalents shall be treated as a separate Award. Such dividend equivalents shall be converted to cash or shares by such formula and at such time and subject to such limitations as may be determined by the committee. As determined by the committee, dividend equivalents granted with respect to any option or stock appreciation right may be payable regardless of whether such option or stock appreciation right is subsequently exercised.

Other Equity-Based Awards.    The committee, in its sole discretion, may grant Awards of shares of our common stock and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the fair market value of, such shares (the “other equity-based awards”). Such other equity-based Awards shall be in such form, and dependent on such conditions, as the committee shall determine, including, without limitation, the right to receive one or more shares of our common stock (or the equivalent cash value of such stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Subject to the provisions of the Plan, the committee shall determine to whom and when other equity-based Awards will be made, the number of shares of our common stock to be awarded under (or otherwise related to) such other equity-based Awards, whether such other equity-based Awards shall be settled in cash, shares of our common stock or a combination of cash and such shares, and all other terms and conditions of such Awards.

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Transferability.    Except as provided by the terms of any applicable stockholders agreement or unless otherwise determined by the committee, an Award shall not be transferable or assignable by a participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against us or any of our subsidiaries or affiliates. Any permitted transfer of the Awards to heirs or legatees of a participant shall not be effective to bind us unless the committee has been furnished with written notice thereof and a copy of such evidence as the committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Plan and any Award agreement.

Stockholder Rights.    Except as otherwise provided in the applicable award agreement, a participant has no rights as a stockholder with respect to shares of our common stock covered by any Award until the participant becomes the record holder of such shares.

Adjustment of Awards.    Notwithstanding any other provision of the Plan, in the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares of our common stock, exchange of shares of our common stock, dividend in kind, extraordinary cash dividend, or other like change in capital structure (other than normal cash dividends) to our stockholders, or any similar corporate event or transaction, the committee, to prevent dilution or enlargement of participants' rights under the Plan, shall determine whether and the extent to which it should, in its sole discretion, as applicable, (a) substitute or adjust the number and kind of shares of stock or other securities that may be issued under the Plan, the number and kind of shares of our common stock or other securities subject to outstanding Awards, and/or where applicable, the exercise price, base value or purchase price applicable to such Awards; (b) grant a right to receive one or more payments of securities, cash and/or property (which right may be evidenced as an additional Award under the Plan) in respect of any outstanding Award; or (c) provide for the settlement of any outstanding Award (other than a stock option or stock appreciation right) in such securities, cash and/or other property as would have been received had the Award been settled in full immediately prior to such corporate event or transaction; provided, however, that in the case of an adjustment made in accordance with (b) or (c) above, the right to any securities, cash and/or property may be issued subject to the same vesting schedule as the outstanding Award being adjusted; and provided, further, that any adjustment shall comply with Section 409A of the Code, to the extent applicable. Should the vesting of any Award be conditioned upon our attainment of performance conditions, our Board may make such adjustments to the terms and conditions of such Awards and the criteria therein to recognize unusual and nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

In the event we are a party to a merger or consolidation or similar transaction (including a change of control), unless otherwise prohibited under applicable law or by the applicable rules and regulations of national securities exchanges or unless the committee determines otherwise in an award agreement, the committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including, without limitation, the continuation or assumption of such outstanding Awards under the Plan by us (if we are the surviving company or corporation) or by the surviving company or corporation or its parent; substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding Awards; accelerated exercisability, vesting and/or lapse of restrictions under all then outstanding Awards immediately prior to the occurrence of such event, upon written notice, provided that any outstanding Awards must be exercised, to the extent then exercisable, within 15 days immediately prior to the scheduled consummation of the event, or such other period as determined by the committee (in either case contingent upon the consummation of the event) at the end of which period such Awards shall terminate to the extent not so exercised within such period; and cancellation of all or any portion of outstanding awards for fair value (as determined in the sole discretion of the committee) which, in the case of options and stock appreciation rights, may equal the excess, if any, of the value of the consideration to be paid in the change of control transaction to holders of the same number of shares subject to such Awards (or, if no such consideration is paid, fair market value of our shares of common stock subject to such outstanding Awards or portion thereof being canceled) over the aggregate option price or grant price, as applicable, with respect to such Awards or portion thereof being canceled. Any payment of compensation to a participant pursuant to this shall be made in a manner intended to ensure continued exemption from Section 409A of the Code or compliance with the requirements thereof.

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Amendment and Termination.    Our Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof or any Award (or award agreement) thereunder at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made (i) without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and (ii) without the consent of the participant, if such action would materially diminish any of the rights of any participant under any Award granted to such participant under the Plan; provided, however, the committee may amend the Plan, any Award or any award agreement in such manner as it deems necessary to permit the granting of Awards meeting the requirements of applicable laws.

Compliance with Section 409A.    To the extent that the Plan and/or Awards are subject to Section 409A of the Code, the committee may, in its sole discretion and without a participant's prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 409A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 409A, Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date of the grant. The Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and awards comply with Section 409A and any guidance issued thereunder. Neither we nor the committee has any obligation to take any action to prevent the assessment of any excise tax on any person with respect to any award under Section 409A, and none of us or any of our subsidiaries or affiliates, or any of our employees or representatives, has any liability to a participant with respect thereto.

Effective Date.    The Plan became effective on November 6, 2009 and was amended as of May 14, 2013. Assuming the proposed amendment of the Plan is approved by our stockholders, the Plan shall be effective as of February 20, 2018, the date of adoption by the Board.

United States Federal Income Tax Consequences

The following discussion of the United States federal income tax consequences of the issuance of Awards granted under the Plan, as proposed to be amended, is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current regulations adopted and proposed thereunder, including temporary regulations, and existing administrative rulings and pronouncements of the Internal Revenue Service (the “IRS”). It is not intended to be a complete discussion of all of the United States federal income tax consequences of the Plan or of all of the requirements that must be met in order to qualify for the described tax treatment. The Plan, as proposed to be amended, provides us with broad discretion to grant many different types of Awards. The discussion below illustrates the United States federal income tax consequences of only some of the types of Awards we are permitted to make under the Plan. Depending on the type of Award granted under the Plan, the United States federal income tax consequences to us and recipients of Awards could materially differ from the discussion below. In addition, because the tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances and the type of Award granted, each recipient should consider his or her personal situation and consult with his or her tax advisor with respect to the specific tax consequences applicable to each recipient. No information is provided in the discussion below about municipal, state, or foreign tax laws or federal employment taxes.

Incentive Stock Options. An option holder should not recognize taxable income upon the grant or of an incentive stock option. However, the exercise of an incentive stock option could generate taxable income for an option holder under the alternative minimum tax.

An option holder should recognize taxable income upon the disposition of the shares received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a “disqualifying disposition” should be taxable as long-term capital gain. The measure of gain is the difference between the proceeds received on disposition and the option holder’s basis in the shares (which generally equals the exercise price). A “disqualifying disposition” means any disposition of shares acquired on the exercise of an incentive stock option within two years of the date the option was granted or within one year of the date the shares were issued to the option holder. The use of shares acquired pursuant to the exercise of an incentive stock option to pay the option price under another stock option is treated as a disposition for this purpose. If an option holder disposes of stock acquired pursuant to the exercise of an incentive stock option in a disqualifying disposition, the tax consequences depend on whether the stock is sold at a gain or a loss. Stock sold at a gain is subject to ordinary income tax on the excess of the fair market value of the stock as of the exercise date over the aggregate exercise price. Any gain above this "compensation amount" is capital gain. Stock sold at a loss is treated as a capital loss.

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We will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, we will generally be entitled to a deduction for United States federal income tax purposes in the year such disqualifying disposition is made, in an amount equal to the taxable ordinary income recognized by the holder, provided we report the income on a Form W-2 or 1099 (whichever is applicable) that is timely provided to the option holder and filed with the IRS.

In order for an option to qualify for incentive stock option tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. We do not guarantee that any option will qualify for incentive stock option tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an nonqualified stock option as described below.

Nonqualified Stock Options. An option holder should not recognize any taxable income upon the grant of an nonqualified stock option under the Plan, as proposed to be amended. Generally, an option holder recognizes ordinary taxable income at the time a nonqualified stock option is exercised in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price.

We should generally be entitled to a deduction for United States federal income tax purposes in an amount equal to the ordinary taxable income recognized by the option holder, provided we report the income on a Form W-2 or 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

When an option holder subsequently disposes of the shares of common stock received upon exercise of an nonqualified stock option, he or she should recognize long-term capital gain or loss (if the shares are held for at least one year following exercise), in an amount equal to the difference between (i) the sale price and (ii) the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the nonqualified stock option. We do not receive a deduction for any gain.

An option holder who pays the exercise price for a nonqualified stock option, in whole or in part, by delivering shares of common stock already owned by him or her should recognize no gain or loss for United States federal income tax purposes on the shares surrendered, but otherwise should be taxed according to the rules described above.

Restricted Stock and RSUs. The recipient of restricted stock or restricted stock units (“RSUs”) should generally not recognize income at the time of the grant (unless, for restricted stock awards, the recipient makes a timely election under Section 83(b) of the Code). When the award vests or is paid, recipients should recognize ordinary income in an amount equal to the fair market value of the stock (less any amount paid therefor) or units at such time. However, no later than 30 days after a recipient receives an award of restricted stock, the recipient may make a Section 83(b) election to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt, less any amount paid for such shares. Provided such election is made in a timely manner, when the restrictions on the shares lapse, the participant should not recognize any additional income. However, if property for which a Section 83(b) election is in effect is forfeited while substantially non-vested (e.g., upon the participant’s termination prior to vesting), the recipient may not claim a deduction with respect to the income recognized as a result of the election. A recipient will recognize taxable income at the time any dividends paid with respect to unvested shares of restricted stock are received.

For restricted stock and RSUs, we will generally be entitled to a compensation deduction for United States federal income tax purposes in an amount equal to, and at the same time as, the ordinary income recognized by recipients. We will report the income on a Form W-2 or 1099, whichever is applicable, and will recognize a deduction in such amount.

Performance and Incentive Awards. The award of a performance or incentive award that is neither an Option nor Restricted Stock (e.g., a restricted stock unit) generally will produce United States federal income tax consequences for us and for the recipient at the time such award is paid or settled.

New Plan Benefits

Our directors and executive officers have a financial interest in this proposal because, if adopted, the Plan would increase the number of shares available for issuance to directors, executives and other employees under the current Plan, and the directors and executive officers are eligible participants thereunder. Subject to approval of the amendment to the Plan by the stockholders at our 2018 annual meeting of stockholders and the approval by the Compensation Committee of the form of option agreement (including the terms and conditions therein), the Compensation Committee has recommended, and the Board has approved, the awarding of the following stock options:

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STR Holdings, Inc. 2009 Equity Incentive Plan, as Amended
Name and Position	Number of Units
Robert S. Yorgensen, Chairman of the Board, President and CEO	1,121,582
Thomas D. Vitro, Vice President, CFO and Chief Accounting Officer	507,664
All executive officers as a group	1,629,246
All non-executive directors as a group	—
All employees, excluding executive officers	495,858

As set forth above, and subject to the approvals stated herein, an aggregate of 1,629,246 stock options have been granted to the Company’s executive officers, with a purchase price equal to the fair market value of our common stock on the date of grant and vesting in three annual tranches of 25%, 25% and 50%. Such options vest immediately upon a change of control (as such term is defined in the Plan).

Any additional benefits that will be awarded or paid in the future under the proposed amended Plan are not currently determinable. Such awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them.

The Board of Directors recommends that you vote "FOR" the amendment of the Plan.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based upon the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Percentage of beneficial ownership is based upon 19,652,504 shares of common stock outstanding as of April 23, 2018. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 23, 2018, (“presently exercisable stock options”) are deemed to be outstanding and beneficially owned by the person holding the options for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the address for each holder listed below is STR Holdings, Inc., 10 Water Street, Enfield, CT 06082.

Name of beneficial owner	Amount and nature of ownership	Percentage of class
Zhen Fa New Energy (U.S.) Co., Ltd. (1)(2)	9,210,710	46.9%
Zha Zhengfa (1)	9,210,710	46.9%
Downriver Capital Management, LLC (3)	1,728,462	8.8%
T. Rowe Price Associates, Inc. (4)	1,313,707	6.7%
Robert S. Yorgensen	816,484	4.2%
John A. Janitz	766,505	3.9%
Andrew M. Leitch	703,188	3.6%
Lenian (Charles) Zha	260,477	*
Ping (Daniel) Yu	229,531	*
HuiYing (Julia) Ju	—	*
Xi (Cindy) Lin	—	*
All directors and executive officers as a group	2,776,185	14.1%

____________________________

*	Less than one percent of the outstanding shares of our common stock.

(1)	Information in the table and this footnote is based solely upon information contained in a filing of Schedule 13G filed with the SEC by Zhen Fa New Energy (U.S.) Co., Ltd. on December 18, 2014. Zha Zhengfa, due to his 98% indirect ownership of Zhen Fa New Energy (U.S.) Co., Ltd., may be deemed to possess sole voting power and sole dispositive power over 9,210,710 shares of common stock beneficially owned by Zhen Fa New Energy (U.S.) Co., Ltd. The principal business address of Mr. Zhengfa is 27th Floor, No. 4 Gemini Building, No. 12 North Qingfeng Road, Yubei District, Chongqing City, China.

(2)	Zhen Fa New Energy (U.S.) Co., Ltd. has advised the Company that it has pledged these shares as collateral in support of borrowings obtained by Zhenfa (and its affiliates) from The Export-Import Bank of China, which are outstanding from time to time.

(3)	Information in the table and this footnote is based solely upon information contained in a filing of Schedule 13G filed with the SEC by Downriver Capital Management, LLC on February 2, 2016. As of December 31, 2016, Downriver Capital Management, LLC had sole dispositive power over 1,728,462 shares and sole voting power over 1,728,462 shares. The principal business address of Downriver Capital Management, LLC is 1310 N. Maple Street, Spokane, Washington 99201.

(4)	Information in the table and this footnote is based solely upon information contained in a joint filing of Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. and T. Rowe Price Science & Technology Fund, Inc. on February 9, 2016. As of December 31, 2016, T. Rowe Price had sole dispositive power over 1,313,707 shares and sole voting power over 236,075 shares. The principal business address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

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EQUITY COMPENSATION PLAN

The following table summarizes common stock that may be issued under our existing equity compensation plan as of December 31, 2017:

	Common shares to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by STR stockholders(2)	—	—	551,063
Equity compensation plans not approved by STR stockholders	N/A	N/A	N/A
Totals	—	—	551,063

____________________________

(1)	Includes shares issuable pursuant to the exercise of stock options.

(2)	STR Holdings, Inc. 2009 Equity Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. To our knowledge, based solely on our review of the copies of such filings received by us and the written representations of our officers and directors, with respect to the fiscal year ended December 31, 2017, all applicable Section 16(a) filing requirements were timely met.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Set forth below is a description of certain relationships and related person transactions between us and our directors, executive officers and holders of more than 5% of our voting securities since January 1, 2017. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

Zhenfa Transaction. On August 14, 2014, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Zhenfa U.S., pursuant to which Zhenfa U.S. acquired approximately 51% of our then outstanding shares of common stock on December 14, 2014. Certain provisions of the Stock Purchase Agreement, including those provisions relating to the nomination and election of directors, ended upon our 2017 Annual Meeting of stockholders, which was held of December 5, 2017.

The Company also entered into a guarantee agreement (the “Guarantee Agreement”) with Zhenfa pursuant to which Zhenfa agreed to guarantee all obligations of Zhenfa U.S. under the Stock Purchase Agreement, including but not limited to, the payment of the purchase price and the performance of all covenants and agreements of Zhenfa U.S in the Stock Purchase Agreement.

In connection with the closing of the Transaction, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Zhenfa U.S. that, among other things, requires the Company to register the Purchased Shares, at the Company’s expense, upon the request of Zhenfa U.S. or certain transferees of Zhenfa U.S.

Sales Service Agreement. In connection with the execution of the Purchase Agreement, Specialized Technology Resources, Inc., our wholly owned subsidiary, entered into a sales service agreement (the “Sales Service Agreement”) with Zhenfa, whereby Zhenfa agreed, among other things, to assist us in a number of endeavors, including, without limitation, marketing and selling our products in China, acquiring local raw materials, hiring and training personnel in China, and complying with Chinese law. The Sales Service Agreement became effective on December 15, 2017, for an initial term of two years and automatically renews for one year periods unless terminated earlier. The Sales Service Agreement may also be terminated by either party at such time as Zhenfa and its affiliates own less than 10% of our outstanding Common Stock.

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As we have substantially discontinued operations in China, Zhenfa is not currently providing us with any material services under this agreement. However, we continue to interact with Zhenfa to assess whether there may be projects of interest to us to pursue in China. Our activities with Zhenfa under the Sales Service Agreement are subject to the oversight of our Special Committee of Continuing Directors.

Huhui Contract. The Company’s Chinese subsidiary, Specialized Technology Resources Solar (Suzhou) Co. Ltd. (“STR China”) entered into a supply agreement (the “Huhui Supply Agreement”) dated as of December 31, 2014, with Zhangjiagang Huhui Segpv Co. Ltd ("Huhui"), a solar module manufacturer and an affiliate of Zhenfa. Pursuant to the Huhui Supply Agreement, STR China agreed to supply Huhui with the Company's encapsulant products and Huhui agreed (i) to purchase not less than 535 MW worth of encapsulants (the “Minimum Amount”) during each contract year, (ii) to pay the Company a deposit equal to 10% of the Minimum Amount, and (iii) not to purchase encapsulant products from other encapsulant manufacturers. The initial term of the Huhui Supply Agreement was for one year; however, such initial term was extended for an additional six months due to failure by Huhui to purchase the Minimum Amount at the end of the first year anniversary of the effective date of the Huhui Supply Agreement. The Huhui Supply Agreement further provided that Huhui’s obligations were contingent (unless otherwise provided in the agreement) upon (i) the delivery by STR China of an initial shipment of products in accordance with the specifications and (ii) the qualification of the products by Huhui during a sample production run of not less than 30 days. The Company received a deposit of RMB7,125 (approximately $1,148 at the then-current exchange rate) as a deposit (the “Deposit”) from Huhui during the year ended December 31, 2015, which was included in accrued liabilities on our Consolidated Balance Sheets as of December 31, 2017.

Huhui did not complete its 30 day production run as contemplated under the Supply Agreement and on March 27, 2018, following the approval of the Company’s Special Committee of Continuing Directors, STR China entered into an agreement to terminate the Supply Agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, Huhui agreed that STR China would retain the Deposit, and each of Huhui and STR China agreed to release the other from any liability or further obligations under the Supply Agreement.

Indemnification Agreements. We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Policies for Approval of Related Person Transactions

On November 6, 2009, our Board adopted a written related person transactions policy which is administered by our Audit Committee. Our Audit Committee reviews and approves, or ratifies, all relationships and related person transactions between us and (i) our directors, director nominees, executive officers or their immediate family members, (ii) any 5% record or beneficial owner of our common stock or (iii) any immediate family member of any person specified in (i) and (ii) above. Our Corporate Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related party transactions and for determining, based upon the facts and circumstances, whether we or a related person have a direct or indirect material interest in the transaction.

As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related party transaction, the Audit Committee will consider:

•	our relationship with the related person;

•	the nature of the related person’s interest in the transaction;

•	the availability of other sources of comparable products or services;

•	the material terms of the transaction to the related person and to us, including, without limitation, the amount and type of transaction;

•	whether the transaction was in the ordinary course of our business and was proposed and considered in the ordinary course of our business; and

•	the importance of the transaction to us.

30

Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the Audit Committee will provide all material information concerning the transaction to the Audit Committee.

In addition, upon the closing of the Transaction, our Board formed a Special Committee of Continuing Directors which consists of Messrs. Janitz and Leitch which has responsibility for matters related to any Zhenfa Agreement. For more information on the responsibilities of the Special Committee of Continuing Directors see “Corporate Governance-Special Committee of Continuing Directors”.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed UHY LLP as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2018. Since March 21, 2013, UHY LLP served as our independent registered public accounting firm and also provided certain tax and other audit-related services. See “Principal Accountant Fees and Services” below.

Representatives of UHY LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

Ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote in the proposal. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of UHY LLP.

Appointment of the Company’s independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Audit Committee has recommended that the Board submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain UHY LLP and may retain that firm, or another, without resubmitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Recommendation

Our Board recommends a vote “FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the year ending December 31, 2018.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees billed to us to date for the audit and other services provided by UHY LLP during the fiscal year ended December 31, 2017:

2017
Audit Fees(1)	$225,000
Audit-Related Fees(2)	11,250
Tax Fees	—
All Other Fees(3)	—
Total	$236,250

____________________________

(1)	Represents the aggregate fees billed for the audit of the Company’s financial statements in connection with the statutory and regulatory filings or engagements for the 2017 fiscal year.

(2)	2017 fees represent the aggregate fees billed for an employee benefit plan audit.

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(3)	Represents the aggregate fees billed for all products and services provided that are not included under “audit fees”, “audit-related fees or “tax fees”.

The following table sets forth the aggregate fees billed to us for the audit and other services provided by UHY LLP during the fiscal year ended December 31, 2016:

2016
Audit Fees(1)	$224,000
Audit-Related Fees(2)	13,000
Tax Fees	—
All Other Fees(3)	—
Total	$237,000

____________________________

(1)	Represents the aggregate fees billed for the audit of the Company’s financial statements in connection with the statutory and regulatory filings or engagements for the 2016 fiscal year.

(2)	2016 fees represent the aggregate fees billed for an employee benefit plan audit.

(3)	Represents the aggregate fees billed for all products and services provided that are not included under “audit fees”, “audit-related fees or “tax fees”.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent auditor, subject to exceptions for de minimis fees related to non-audit services set forth in the applicable rules of the Commission. Each year, the Audit Committee approves the proposed services, including the nature, type and scope of services to be performed by the independent auditor during the fiscal year and the related fees. Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The services related to Audit-Related Fees, Tax Fees, and All Other Fees presented in the above table were approved by the Audit Committee pursuant to pre-approval provisions set forth in the applicable rules of the Commission without resort to a waiver of such pre-approval provisions.

Audit Committee Report

Pursuant to authority delegated by the Board, the Audit Committee is responsible for assisting the Board in its oversight of the integrity of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, and our internal financial and accounting controls.

Management is responsible for our Company’s financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or GAAP or as to the independence of the independent registered public accounting firm. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm. The Audit Committee’s responsibilities are described in a written charter that was originally adopted by the Board on November 6, 2009. A copy of the Audit Committee’s current charter, as amended, is publicly available on the Company’s website at www.strsolar.com.

The Audit Committee met seven times during fiscal year 2017. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the Company’s internal audit function and our independent registered public accounting firm, UHY LLP. The Audit Committee discussed with UHY LLP the overall scope and plans for its audits and the Audit Committee regularly met with UHY LLP without the presence of management. UHY LLP has unrestricted access to the Audit Committee.

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The Audit Committee reviewed our audited financial statements for the fiscal year ended December 31, 2017, and discussed them with both management and UHY LLP. The Audit Committee also discussed with management the process used to support certifications by our Chairman, President and CEO and our Vice President and Chief Financial Officer and Chief Accounting Officer, which are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

The Audit Committee also discussed with UHY LLP the matters required to be discussed with Audit Committees under generally accepted auditing standards, including, among other things, the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance) and the Public Company Accounting Oversight Board rules and regulations, as currently in effect. UHY LLP provided the Audit Committee with written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (Independence Discussions with Audit Committees), as currently in effect, and the Audit Committee discussed with UHY LLP its independence from our Company.

When considering UHY LLP’s independence, the Audit Committee considered whether its provision of services to our Company beyond those rendered in connection with its audit of our consolidated financial statements and review of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q was compatible with UHY LLP maintaining their independence. The Audit Committee also reviewed, among other things, the audit, tax and other services performed by UHY LLP, and approved the amount of all fees paid for such services.

Based upon the review and discussions described above, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2017.

Respectfully submitted by the Audit Committee:

Andrew M. Leitch, Chairperson

John A. Janitz

Ping (Daniel) Yu

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of the proxy statement entitled “Compensation Committee Report” and “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically provided in any such filing.

OTHER MATTERS

If any other matters are properly presented to stockholders for a vote at the annual meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board knows of no other matters which will be presented to stockholders for consideration at the annual meeting other than the matters referred to in Proposals No. 1, 2 and 3.

33

STR Holdings, Inc.

STR HOLDINGS, INC
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
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John Sample
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1 OF 2

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Robert S. Yorgensen 02 Lenian (Charles) Zha 03 HuiYing (Julia) Ju 04 John A. Janitz 05 Andrew M. Leitch
06 Xin (Cindy) Lin 07 Ping (Daniel) Yu

The Board of Directors recommends you vote FOR proposals 2 and 3.

02 0000000000

0000382625_1 R1.0.1.17

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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John Sample
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ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

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SHARES
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com

STR HOLDINGS, INC.
Annual Meeting of Stockholders
June 19, 2018 1:00 PM
This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Robert S. Yorgensen and Thomas D. Vitro, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of STR HOLDINGS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 01:00 PM, Eastern Time on June 19, 2018, at STR Holdings, Inc., 10 Water Street Enfield, CT 06082, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side

0000382625_2 R1.0.1.17